                                                                   EXHIBIT 10.05

                              AMENDED AND RESTATED
                              PERFORMANCE GUARANTY

      This Amended and Restated Performance Guaranty (this "Guaranty"), dated as of September 30, 2004, is executed by Cardinal Health, Inc., an Ohio corporation ("Cardinal" or the "Performance Guarantor") in favor of Cardinal Health Funding, LLC, a Nevada limited liability company (together with its successors and assigns, "Beneficiary").

                                    RECITALS

      1. Griffin Capital, LLC, a Nevada limited liability company ("Griffin"), has entered into (i) separate and several Amended and Restated Receivables Purchase and Sale Agreements (as amended, restated or otherwise modified from time to time, each an "A&R Griffin RPA"), each dated as of May 21, 2004, with each of Cardinal Health 106, Inc., a Massachusetts corporation ("CH 106"), and Cardinal Health 110, Inc., a Delaware corporation ("CH 110"), and (ii) a Receivables Purchase and Sale and Agreement (as amended, restated or otherwise modified from time to time, the "New Griffin RPA" and, together with the A&R Griffin RPAs, the "Griffin RPAs"), dated as of September 30, 2004, with Cardinal Health 103, Inc., a Mississippi corporation ("CH 103" and, together with CH 106 and CH 110, the "Originators" and, together with Griffin, the "Transaction Parties"), in each case pursuant to which each Originator, subject to the terms and conditions thereof, has sold and will continue to sell (in the case of each of CH 106 and CH 110) and is selling (in the case of CH 103) all of its right, title and interest in and to its accounts receivable.

      2. Griffin and Beneficiary have entered into an Amended and Restated Receivables Sale Agreement, dated as of May 21, 2004 (as amended, restated or otherwise modified from time to time, the "Receivables Sale Agreement"), pursuant to which Griffin, subject to the terms and conditions contained therein, has sold and will continue to sell its right, title and interest in and to all of the accounts receivable purchased by Griffin under each Griffin RPA to Beneficiary. In turn, Beneficiary has entered into an Amended and Restated Receivables Purchase Agreement, dated as of May 21, 2004, by and among Beneficiary, Griffin, as Servicer, the Conduits party thereto, the Financial Institutions Party thereto, the Managing Agents party thereto and Bank One, NA (Main Office Chicago), as Agent (as amended, restated or otherwise modified, the "Receivables Purchase Agreement" and, together with each Griffin RPA and the Receivables Sale Agreement, the "Agreements"), pursuant to which Beneficiary has sold and will continue to sell undivided interests in the accounts receivable it purchases from Griffin under the Receivables Sale Agreement.

      3. Each Originator and Griffin is a Subsidiary of Performance Guarantor and Performance Guarantor has received and is expected to continue to receive substantial direct and indirect benefits from the sale of the accounts receivable by the Originators to Griffin under the

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

applicable Griffin RPA and by Griffin to Beneficiary under the Receivables Sale Agreement (which benefits are hereby acknowledged).

      4. As an inducement for Beneficiary to enter into the Amendment No. 2 to Receivables Purchase Agreement, dated as of September 30, 2004, which amendment contemplates, among other things, the addition of CH 103 as an Originator party to the Transaction Documents, Performance Guarantor has agreed to guaranty the due and punctual performance by each Originator of its obligations under the applicable Griffin RPA and by Griffin of its obligations under the Receivables Sale Agreement and the Receivables Purchase Agreement.

      5. Performance Guarantor wishes to guaranty the due and punctual performance by the Originators and Griffin of their respective Obligations (as hereinafter defined), as provided herein.

                                   AGREEMENT

      NOW, THEREFORE, Performance Guarantor hereby agrees as follows:

      Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement. In addition:

            "Obligations" means, collectively, (i) all covenants, agreements, terms, conditions and indemnities to be performed and observed by each Originator under and pursuant to the applicable Griffin RPA and each other document executed and delivered by each such Originator pursuant to such Griffin RPA, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by each such Originator under such Griffin RPA, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason, (ii) all covenants, agreements, terms, conditions and indemnities to be performed and observed by Griffin under and pursuant to the Receivables Sale Agreement and each other document executed and delivered by Griffin pursuant to the Receivables Sale Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by Griffin under the Receivables Sale Agreement, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason and (iii) all obligations of Griffin (1) as Servicer under the Receivables Purchase Agreement, or (2) which arise pursuant to Sections 8.2, 8.3 or 14.4(a) of the Receivables Purchase Agreement as a result of its termination as Servicer.

      Section 2. Guaranty of Performance of Obligations. Performance Guarantor hereby guarantees to Beneficiary, the full and punctual payment and performance by each Transaction

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

Party of its respective Obligations. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual performance of all of the Obligations of the Transaction Parties under the Agreements and each other document executed and delivered by each such Transaction Party pursuant to the Agreements and is in no way conditioned upon any requirement that Beneficiary first attempt to collect any amounts owing by any Transaction Party to Beneficiary, the Agent or the Purchasers from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Beneficiary, the Agent or any Purchaser in favor of any Transaction Party or any other Person or other means of obtaining payment. Should any Transaction Party default in the payment or performance of any of the Obligations, Beneficiary (or its assigns) may cause the immediate performance by Performance Guarantor of the Obligations and cause any payment Obligations to become forthwith due and payable to Beneficiary (or its assigns), without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Performance Guarantor. Notwithstanding the foregoing, this Guaranty is not a guarantee of the collection of any of the Receivables and Performance Guarantor shall not be responsible for any Obligations to the extent the failure to perform such Obligations by any Transaction Party results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; provided, that nothing herein shall relieve any Transaction Party from performing in full its Obligations under any Agreement or Performance Guarantor of its undertaking hereunder with respect to the full performance of such duties.

      Section 3. Performance Guarantor's Further Agreements to Pay. Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Beneficiary (and its assigns), forthwith upon demand in funds immediately available to Beneficiary, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by Beneficiary in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the Prime Rate plus 2% per annum, such rate of interest changing when and as the Prime Rate changes.

      Section 4. Waivers by Performance Guarantor. Performance Guarantor waives notice of acceptance of this Guaranty, notice of any action taken or omitted by Beneficiary (or its assigns) in reliance on this Guaranty, and any requirement that Beneficiary (or its assigns) be diligent or prompt in making demands under this Guaranty, giving notice of any Termination Event, Amortization Event, other default or omission by any Transaction Party or asserting any other rights of Beneficiary under this Guaranty. Performance Guarantor warrants that it has adequate means to obtain from each Transaction Party, on a continuing basis, information concerning the financial condition of such Transaction Party, and that it is not relying on Beneficiary to provide such information, now or in the future. Performance Guarantor also irrevocably waives all defenses (i) that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

collateral. Beneficiary (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Performance Guarantor and without relieving Performance Guarantor of any liability under this Guaranty, to deal with each Transaction Party and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as Beneficiary in its sole discretion deems fit, and to this end Performance Guarantor agrees that the validity and enforceability of this Guaranty, including without limitation, the provisions of Section 8 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with respect to the Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof; (e) the enforceability or validity of the Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment Obligations of any Transaction Party or any part thereof or amounts which are not covered by this Guaranty even though Beneficiary (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment Obligations of such Transaction Party or to amounts which are not covered by this Guaranty; (g) the existence of any claim, setoff or other rights which Performance Guarantor may have at any time against any Transaction Party in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Obligations or any part thereof; or (i) any failure on the part of any Transaction Party to perform or comply with any term of the Agreements or any other document executed in connection therewith or delivered thereunder, all whether or not Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this
Section 4.

      Section 5. Unenforceability of Obligations Against Transaction Parties. Notwithstanding (a) any change of ownership of any Transaction Party or the insolvency, bankruptcy or any other change in the legal status of any Transaction Party; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (c) the failure of any Transaction Party or Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Guaranty; or (d) if any of the moneys included in the Obligations have become irrecoverable from any Transaction Party for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Guaranty shall nevertheless be binding on Performance Guarantor. This Guaranty shall be in addition to any

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Transaction Party or for any other reason with respect to any Transaction Party, all such amounts then due and owing with respect to the Obligations under the terms of the Agreements, or any other agreement evidencing, securing or otherwise executed in connection with the Obligations, shall be immediately due and payable by Performance Guarantor.

      Section 6. Representations and Warranties. Performance Guarantor hereby represents and warrants to Beneficiary that:

            (a) Existence and Standing. Performance Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted.

            (b) Authorization, Execution and Delivery; Binding Effect. Performance Guarantor has the corporate power and authority and legal right to execute and deliver this Guaranty, perform its obligations hereunder and consummate the transactions herein contemplated. The execution and delivery by Performance Guarantor of this Guaranty, the performance of its obligations and consummation of the transactions contemplated hereunder have been duly authorized by proper corporate proceedings, and Performance Guarantor has duly executed and delivered this Guaranty. This Guaranty constitutes the legal, valid and binding obligation of Performance Guarantor enforceable against Performance Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

            (c) No Conflict; Government Consent. The execution and delivery by Performance Guarantor of this Guaranty and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it,
(iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property and, do not result in the creation or imposition of any Adverse Claim on assets of Performance Guarantor.

            (d) Financial Statements. The consolidated financial statements of Performance Guarantor and its consolidated Subsidiaries dated as of June 30, 2004, heretofore delivered to Beneficiary have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated financial condition and results of operations of Performance Guarantor and its consolidated Subsidiaries as of such date and for the period ended on such date. Since the later of (i) June 30,

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

2004, and (ii) the last time this representation was made or deemed made, no event has occurred which would or could reasonably be expected to have a Material Adverse Effect.

            (e) Taxes. Performance Guarantor has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Performance Guarantor or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The United States income tax returns of Performance Guarantor have been audited by the Internal Revenue Service through the fiscal year ended June 30, 2000. No federal or state tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Performance Guarantor in respect of any taxes or other governmental charges are adequate.

            (f) Litigation and Contingent Obligations. Except as disclosed in the filings made by Performance Guarantor with the Securities and Exchange Commission, there are no actions, suits or proceedings pending or, to the best of Performance Guarantor's knowledge threatened against or affecting Performance Guarantor or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a material adverse effect on (i) the business, properties, condition (financial or otherwise) or results of operations of Performance Guarantor and its Subsidiaries taken as a whole, (ii) the ability of Performance Guarantor to perform its obligations under this Guaranty, or (iii) the validity or enforceability of any of this Guaranty or the rights or remedies of Beneficiary hereunder. Performance Guarantor is not in default with respect to any order of any court, arbitrator or governmental body and does not have any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6(d).

      Section 7. Maintenance of Minimum Net Worth. Until the Obligations are paid in full, Performance Guarantor covenants to Beneficiary that Performance Guarantor will not permit its Net Worth (as defined below) to be less than $4,100,000,000 at any time. For purposes of this Section 7, "Net Worth" means, at any time, the consolidated stockholder's equity of Performance Guarantor and its Subsidiaries calculated on a consolidated basis as of such time in accordance with generally accepted accounting principles in effect in the United States from time to time.

      Section 8. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, until the Obligations are paid in full Performance
Guarantor: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Beneficiary, the Agent or any Purchaser against any Transaction Party, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law, in equity or otherwise) to the claims of Beneficiary, the Agent and the Purchasers against each Transaction Party and all contractual, statutory, legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy
Code) which Performance Guarantor might now have or hereafter

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

acquire against any Transaction Party that arise from the existence or performance of Performance Guarantor's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against any Transaction Party in respect of any liability of Performance Guarantor to such Transaction Party and (d) waives any benefit of and any right to participate in any collateral security which may be held by Beneficiaries, the Agent or the Purchasers. The payment of any amounts due with respect to any indebted ness of any Transaction Party now or hereafter owed to Performance Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. Performance Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, Performance Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of any Transaction Party to Performance Guarantor until all of the Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Performance Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Performance Guarantor as trustee for Beneficiary (and its assigns) and be paid over to Beneficiary (or its assigns) on account of the Obligations without affecting in any manner the liability of Performance Guarantor under the other provisions of this Guaranty. The provisions of this Section 8 shall be supplemental to and not in derogation of any rights and remedies of Beneficiary under any separate subordination agreement which Beneficiary may at any time and from time to time enter into with Performance Guarantor.

      Section 9. Termination of Performance Guaranty. Performance Guarantor's obligations hereunder shall continue in full force and effect until all Obligations are finally paid and satisfied in full and the Receivables Purchase Agreement is terminated, provided, that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Transaction Party or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Beneficiary (or its assigns) is in possession of this Guaranty. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of Performance Guarantor under this Guaranty.

      Section 10. Effect of Bankruptcy. This Performance Guaranty shall survive the insolvency of each Transaction Party and the commencement of any case or proceeding by or against any Transaction Party under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to any Transaction Party or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which any Transaction Party is subject shall postpone the obligations of Performance Guarantor under this Guaranty.

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

      Section 11. Setoff. Regardless of the other means of obtaining payment of any of the Obligations, Beneficiary (and its assigns) is hereby authorized at any time and from time to time, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of Performance Guarantor under this Guaranty, whether or not Beneficiary (or any such assign) shall have made any demand under this Guaranty and although such Obligations may be contingent or unmatured.

      Section 12. Taxes. All payments to be made by Performance Guarantor hereunder shall be made free and clear of any deduction or withholding. If Performance Guarantor is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Beneficiary receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

      Section 13. Further Assurances. Performance Guarantor agrees that it will from time to time, at the request of Beneficiary (or its assigns), provide information relating to the business and affairs of Performance Guarantor as Beneficiary may reasonably request. Performance Guarantor also agrees to do all such things and execute all such documents as Beneficiary (or its assigns) may reasonably consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of Beneficiary hereunder.

      Section 14. Successors and Assigns. This Performance Guaranty shall be binding upon Performance Guarantor, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Beneficiary and its successors and assigns. Performance Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of each of Beneficiary and the Agent. Without limiting the generality of the foregoing sentence, Beneficiary may assign or otherwise transfer the Agreements, any other documents executed in connection therewith or delivered thereunder or any other agreement or note held by them evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Beneficiaries herein.

      Section 15. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Performance Guarantor there from shall be effective unless the same shall be in writing and signed by Beneficiary, the Agent and Performance Guarantor. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

      Section 16. Notices. All notices and other communications provided for hereunder shall be made in writing and shall be addressed as follows: if to Performance Guarantor, at the address set forth beneath its signature hereto, and if to Beneficiary, at the addresses set forth beneath its signature hereto, or at such other addresses as each of Performance Guarantor or any Beneficiary may designate in writing to the other. Each such notice or other communication shall be effective (1) if given by telecopy, upon the receipt thereof, (2) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (3) if given by any other means, when received at the address specified in this Section 16.

      Section 17. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

      Section 18. CONSENT TO JURISDICTION. EACH OF PERFORMANCE GUARANTOR AND BENEFICIARY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF PERFORMANCE GUARANTOR AND BENEFICIARY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

      Section 19. Bankruptcy Petition. Performance Guarantor hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit or any Funding Source that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, any Conduit or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

      Section 20. Miscellaneous. This Guaranty constitutes the entire agreement of Performance Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable,

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

invalid or unenforceable on account of the amount of Performance Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or Beneficiary, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Guaranty which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to "Section" shall mean a reference to sections of this Guaranty.

            The effect of this Guaranty is to amend and restate that certain Performance Guaranty, dated as of June 29, 2000 (the "Original Guaranty"), by the Guarantor in favor of Beneficiary, and to the extent that any rights, benefits or provisions in favor of Beneficiary existed in the Original Guaranty and continue to exist in this Guaranty, as the same may be amended, restated, supplemented or otherwise modified from time to time, without any written waiver of any such rights, benefits or provisions prior to the date hereof, then such rights, benefits or provisions are acknowledged to be and to continue to be effective from and after the date of the Original Guaranty or any applicable portion thereof. The parties hereto agree and acknowledge that any and all rights, remedies and payment provisions under the Original Guaranty shall continue and survive the execution and delivery of this Guaranty.

            All references to the Original Guaranty in the Receivables Purchase Agreement and any other Transaction Document or any other agreement, instrument or document executed or delivered in connection herewith or therewith shall be deemed to refer to this Guaranty, as the same may be amended, restated, supplemented or otherwise modified from time to time. The Receivables Purchase Agreement and the other Transaction Documents and all other agreements, instruments and documents executed or delivered in connection with any of the foregoing shall be deemed to be amended to the extent necessary, if any, to give effect to the provisions of this Guaranty, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                                    * * * *

                                                            AMENDED AND RESTATED
                                                            PERFORMANCE GUARANTY

            IN WITNESS WHEREOF, Performance Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                      CARDINAL HEALTH, INC.

                                      By: /s/ J. Michael Losh
                                          --------------------------------------
                                      Name: J. Michael Losh
                                      Title: Chief Financial Officer

                                      Address: 7000 Cardinal Place
                                               Dublin, OH 43017
                                               Attn: Assistant General Counsel -
                                               Finance

Consented to as of the date
first written above:

CARDINAL HEALTH FUNDING, LLC

By: /s/ Ali Rizvi
    ----------------------------------
Name:  Ali Rizvi
Title: President

BANK ONE, NA (MAIN OFFICE CHICAGO), as Agent

By: /s/ Sherri Gerner
    ----------------------------------
Name:  Sherri Gerner
Title: Vice President